  NUMBER                                                                SHARES

M

                        MARINE MANAGEMENT SYSTEMS, INC.

                                                       CUSIP

INCORPORATED UNDER THE LAWS                                   SEE REVERSE SIDE
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS


THIS CERTIFIES THAT






is the owner of


              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                     OF THE PAR VALUE OF $.002 PER SHARE OF

                        MARINE MANAGEMENT SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Countersigned and Registered American Stock Transfer & Trust Company (New York, N.Y.) Transfer Agent and Registrar

                                             By
                                               ---------------------
                                               Authorized Officer

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:




                                     [SEAL]


SECRETARY                                                          PRESIDENT





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     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common      UNIF GIFT MIN ACT-       Custodian
TEN ENT  - as tenants by the entireties                ------          --------
JT TEN   - as joint tenants with right of               (Cust)           (Minor)
           survivorship and not as tenants    under Uniform Gifts to Minors
           in common                                  Act
                                                           -------------------
                                                                  (State)
    Additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE
[                         ]


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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----------------------------------------------------------------------  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:
      -------------------

                                             ----------------------------------
                                    NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
-------------------------------------------
THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.